EXHIBIT 23.2

                      Consent of Independent Accountants

          We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Shawmut
          National Corporation of our report dated January 19, 1994 appearing on page F-3 of the Annual Report on Form 10-K for the year ended December 31, 1993.

          /s/ Price Waterhouse

          Hartford, Connecticut
          June 8, 1994